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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 15, 1999



                            DEXTERITY SURGICAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         0-20532                                      74-2559866
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(Commission File Number)                     (IRS Employer Identification No.)


12961 Park Central, Suite 1300, San Antonio, Texas                   78216
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  (Address of Principal Executive Offices)                       (Zip Code)


                                 (210) 495-8787
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Changes in Registrant's Certifying Accountant.

a(1)  Dismissal of Independent Accountant.

         (i) On April 15, 1999, the Registrant advised Arthur Andersen LLP ("Andersen") that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1999. Andersen had been engaged as the principal accountant to audit the Registrant's consolidated financial statements.

         (ii) Andersen's reports on the Registrant's consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The Audit Committee of the Registrant's Board of Directors recommended the action taken with respect to Andersen.

         (iv) There have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years or in the subsequent interim period through April 15, 1999, (the date of termination) which disagreement(s), if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement(s) in connection with its report.

         (v) Andersen did not advise the Registrant during the Registrant's two most recent fiscal years or in the subsequent interim period through April 15, 1999 (the date of termination):

                  (A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

                  (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

                  (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or in the subsequent interim period through April 15, 1999, that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or
                           (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and

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                           (2) it did not, due to the change in accountants or
                           for any other reason, expand the scope of its audit or conduct such further investigation; or

                  (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or
                           (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

         (vi) The Registrant has requested Andersen to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Andersen's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.

a(2)     Engagement of New Independent Accountant.

         (i) Ernst & Young LLP ("Young") has been engaged by the Registrant as its new independent principal accountant to audit the Registrant's consolidated financial statements. This engagement was effective as of April 15, 1999.

         (ii) Prior to engaging Young, the Registrant had not consulted with Young during the Registrant's two most recent fiscal years or in the period since the end of the most recent fiscal year through April 15, 1999, in any matter regarding (a) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Young concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) the subject of either a disagreement or an event described in Paragraph
                  (a)(1)(v)(A)-(D), above.


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Item 7.  Financial Statements and Exhibits.

         Exhibit Number    Description
         --------------    -----------
         Exhibit 16        Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K




                                       -3-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DEXTERITY SURGICAL, INC.



                                    By: /s/ Randall K. Boatright
                                       ---------------------------------------
                                         Randall K. Boatright,
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary


DATE: April 15, 1999





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                                 EXHIBIT INDEX


Exhibit
Number            Description
----------        -----------
Exhibit 16        Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission pursuant to Item 304(a)(3) of Regulation S-K